SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 5, 2025

GEOVAX LABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39563	87-0455038
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1900 Lake Park Drive, Suite 380
Smyrna, Georgia 30080
(Address of principal executive offices) (Zip code)

(678) 384-7220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GOVX	The Nasdaq Capital Market
Warrants to Purchase Common Stock	GOVXW	The Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial reporting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on June 5, 2025. The Company received proxies totaling 6,373,243 of its 13,839,478 issued and outstanding shares of common stock as of the record date of April 7, 2025. The stockholders voted on the following proposals and the results of the voting are presented below.

Election of Directors

Our stockholders voted to elect the slate of directors consisting of seven members to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. There were a total of 4,368,295 broker non-votes on this item.

Nominee	For	Withheld
Randal D. Chase	1,743,840	261,108
David A. Dodd	1,742,200	262,748
Dean G. Kollintzas	1,744,279	260,669
Nicole Lemerond	1,829,015	175,933
Robert T. McNally	1,654,889	350,059
Jayne Morgan	1,833,084	171,864
John N. Spencer, Jr.	1,834,828	170,120

Approval of the GeoVax Labs, Inc. 2025 Stock Incentive Plan

Our stockholders approved the GeoVax Labs, Inc. 2025 Stock Incentive Plan. There were a total of 4,368,295 broker non-votes on this item.

For	Against	Abstain
1,548,171	393,514	63,263

Approval of the Warrant Exercise Proposal

Our stockholders approved a proposal to approve, pursuant to Nasdaq listing rules, the issuance of up to 3,435,115 shares of our common stock upon exercise of a common stock purchase warrant issued to an institutional investor in connect with the register direct offering which occurred on March 25, 2025. There were a total of 4,368,295 broker non-votes on this item.

For	Against	Abstain
1,593,306	376,141	35,504

Ratification of Independent Auditor

Our stockholders approved the ratification of Wipfli LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. There were no broker non-votes on this item.

For	Against	Abstain
6,102,027	231,866	39,350

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 5, 2025

GEOVAX LABS, INC.

By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer

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